SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2010 (September 20, 2010)

PIER ACQUISITION I, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-53552	94-3436298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

C/O Wealth Enhancement and Preservation, Inc.
2815 Townsgate Rd. Suite 100
Westlake Village, CA 91361
 (Address of Principal Executive Offices)

805-449-1132
 (Issuer Telephone number)

3902 Peartree Place
Calabasas, CA 91302
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

PIER ACQUISITION I, INC.
Item 4.01             Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
The Company has engaged RBSM, LLP (“RBSM”) as its principal independent registered public accounting firm effective September 20, 2010.  Concurrent with this appointment, the Company dismissed AJ. Robbins P.C. (“AJ. Robbins”), as the Company’s registered independent public accountant effective September 20, 2010.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of AJ. Robbins on the Company’s financial statements for the year ended July 31, 2009 and the period from August 14, 2008 (Inception) to August 31, 2008 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relative to the Company’s ability to continue as a going.  There were no disagreements with AJ. Robbins, for the last two fiscal years or the interim through the date of the dismissal on September 20, 2010, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AJ. Robbins, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's financial statements for the fiscal year ended July 31, 2009 and for the period from August 14, 2008 (Inception) to August 31, 2008.

During the two most recent fiscal years and the interim period through September 20, 2010, neither the Company nor anyone on its behalf consulted RBSM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K

The Company provided AJ. Robbins with a copy of the disclosure to be included in Item 4.01 contained in this Current Report on Form 8-K prior to the date of filing and requested that AJ. Robbins furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter dated September 23, 2010 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits.
(d) Exhibits

16.1           Letter from AJ. Robbins P.C. dated September 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIER ACQUISITION I, INC.

Date: September 23, 2010	By:	/s/ Philip Huml
Philip Huml
Chief Executive Officer